Exhibit 10.2

SECOND AMENDMENT TO TERM LOAN CREDIT AGREEMENT

THIS SECOND AMENDMENT TO TERM LOAN CREDIT AGREEMENT (this “Amendment”), dated as of March 31, 2019 (the “Amendment Effective Date”), is entered into among SOUTHCROSS ENERGY PARTNERS, L.P., a Delaware limited partnership (the “Borrower”) and the undersigned Lenders (as defined below) (the “Consenting Lenders”). Unless otherwise defined herein, all capitalized terms used herein that are defined in the Credit Agreement referred to below shall have the meanings given such terms in the Credit Agreement.

WITNESSETH

WHEREAS, the Borrower, Wilmington Trust, National Association, as the Administrative Agent (the “Administrative Agent”), and the financial institutions party thereto as lenders (the “Lenders”) are parties to that certain Term Loan Credit Agreement, dated as of August 4, 2014 (as amended, restated, supplemented or otherwise modified on or before the Amendment Effective Date or from time to time thereafter, the “Credit Agreement”);

WHEREAS, pursuant to the Credit Agreement, the Lenders have made Loans to the Borrower and provided certain other credit accommodations to the Borrower; and

WHEREAS, subject to the terms and conditions set forth herein, the parties hereto have agreed to amend the Credit Agreement to clarify the treatment of the “roll up” of certain Loans held by certain Lenders or Affiliates of certain Lenders in connection with a potential post-petition debtor-in-possession financing pursuant to Section 364 of the Bankruptcy Code (“DIP Financing”).

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, the Borrower and the Consenting Lenders hereby agree as follows:

SECTION 1. Amendment. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to and upon the terms and conditions set forth in Section 2 hereof, effective as of the Amendment Effective Date:

1.1 Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:

“DIP Financing” has the meaning assigned to such term in the Second Amendment.

“Refinancing” has the meaning assigned to such term in Section 4.05(a).

“Second Amendment” means that certain Second Amendment to Term Loan Credit Agreement, dated as of March 31, 2019.

1.2 Section 3.04 of the Credit Agreement is hereby amended by adding the following new Sections 3.04(d) and 3.04(e) after Section 3.04(c):

“(d) Upon the occurrence of a DIP Financing, 100% of the proceeds thereunder that comprise “Roll-Up Loans” as defined in the agreement governing such DIP Financing shall be required to be used by the Borrower to prepay certain Loans hereunder, in accordance with Section 3.04(e).

“(e) Each prepayment of Borrowings pursuant to Section 3.04(d) shall be applied ratably to the Loans held by those Lenders who are (or whose Affiliates are) lenders under a DIP Financing.”

1.3 Section 4 of the Credit Agreement is hereby amended by adding the following new Section 4.05:

“Section 4.05 Treatment of Loans. Notwithstanding anything herein to the contrary:

(a) Any refinancing of the Secured Obligations constituting Refinancing Debt pursuant to a DIP Financing (the “Refinancing”), whether in whole or in part, shall not constitute a realization of proceeds; and

(b) The Refinancing shall not change any of the requirements of Section 4.01(b) or Section 4.01(c) in respect of the pro rata sharing payments required by such sections.”

SECTION 2. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following condition precedent:

2.1. Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower and Lenders constituting the Required Lenders and consent and agreement counterparts hereof duly executed by the other Loan Parties.

SECTION 3. Fees and Expenses. The Borrower shall pay to the Administrative Agent all reasonable fees and reimbursements due and owing to the Administrative Agent or the Lenders in connection with this Amendment including, without limitation, all reasonable and documented fees and expenses incurred by the Administrative Agent (including, without limitation, reasonable fees and expenses of counsel to the Administrative Agent) in the preparation, execution, review and negotiation of this Amendment and any other related documents.

SECTION 4. Representations and Warranties. The Borrower hereby represents and warrants to each Lender that:

4.1. Due Authorization, No Conflicts. The execution, delivery and performance by the Borrower of this Amendment are within the Borrower’s limited partnership powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official (other than filings with the SEC required under applicable law) and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon the Borrower or any of its Subsidiaries, or result in the creation or imposition of any Lien upon any of the assets of the Borrower or any of its Subsidiaries.

4.2. Validity and Binding Effect. This Amendment constitutes the valid and binding obligations of the Borrower enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor’s rights generally, and subject to general principles of equity, regardless of whether considered in a proceeding in equity or law.

4.3. No Defense. The Borrower has no defenses to (a) payment, counterclaims or rights of set-off with respect to the Secured Obligations on the date hereof or (b) the validity, enforceability or binding effect against the Borrower of the Credit Agreement or any of the other Loan Documents or any Liens intended to be created thereby.

SECTION 5. Miscellaneous.

5.1. Reservation of Rights. No failure or delay on the part of Administrative Agent or any Lender to exercise any right or remedy under the Credit Agreement, any other Loan Document or applicable law shall operate as a consent to or waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise of any right or remedy, all of which are cumulative and are expressly reserved.

5.2. Reaffirmation of Loan Documents; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby ratified and confirmed. Each Loan Party hereby extends the Liens securing the Secured Obligations until the Secured Obligations have been paid in full, and agrees that this Amendment and the amendments and modifications herein contained shall in no manner affect or impair the Secured Obligations or the Liens securing payment and performance thereof.

5.3. Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

5.4. Counterparts. This Amendment may be executed in counterparts, all of which taken together shall constitute one and the same instrument. Delivery of a counterpart by facsimile or other electronic transmission (e.g., .pdf) shall be effective as delivery of a manually executed original counterpart.

5.5. COMPLETE AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

5.6. Release. The Borrower and each other Loan Party on their own behalf and on behalf of their predecessors, successors, heirs, legal representatives and assigns (collectively, the “Releasing Parties”), hereby acknowledge and stipulate that as of the Amendment Effective Date, none of the Releasing Parties has any known claims or known causes of action of any kind whatsoever against Administrative Agent, any other Secured Party or any of their officers, directors, employees, agents, attorneys, affiliates or representatives, or against any of their respective predecessors, successors, or assigns (each of the foregoing, collectively, the “Released Parties”). Each of the Releasing Parties hereby forever releases, remises, discharges and holds harmless the Released Parties, from any and all known claims, causes of action, demands, and liabilities of any kind whatsoever, whether direct or indirect, fixed or contingent, liquidated or nonliquidated, disputed or undisputed, which any of the Releasing Parties has or may acquire in the future relating in any way to any event, circumstance, action, or failure to act arising, taken or not taken in connection with this Amendment from the beginning of time through the date of this Amendment.

5.7. Covenant Not to Sue. The Borrower and each other Loan Party, on their own behalf and on behalf of the Releasing Parties, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Released Party that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Released Party on the basis of any claim released, remised and discharged by Borrower or such other Loan Party pursuant to Section 5.6 hereof.

5.8. No Implied Waivers. No failure or delay on the part of the Administrative Agent or the Lenders in exercising, and no course of dealing with respect to, any right, power or privilege under this Amendment, the Credit Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Amendment, the Credit Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege, all of which are cumulative and are expressly reserved. Except for the amendment set forth in Section 1, nothing contained in this Amendment shall be deemed a consent to or waiver of, or a commitment or obligation on the part of the Administrative Agent or the Lenders to any future consent to or waiver of, any other action or inaction on the part of the Borrower or any other Loan Party that constitutes (or would constitute) a violation of or departure from any covenant, condition or other obligation of the Loan Parties under the Credit Agreement and the other Loan Documents. Any such waivers or consents must be specifically agreed to in writing in accordance with Section 12.02 of the Credit Agreement.

5.9. Arms-Length/Good Faith; Review and Construction of Documents. This Amendment has been negotiated at arms-length and in good faith by the parties hereto. The Borrower (a) has had the opportunity to consult with legal counsel of its own choice and has been afforded an opportunity to review this Amendment with its legal counsel, (b) has reviewed this Amendment and fully understands the effects thereof and all terms and provisions contained in this Amendment, and (c) has executed this Amendment of its own free will and volition. Furthermore, the Borrower acknowledges that (i) this Amendment shall be construed as if jointly drafted by the Borrower and the Lenders, and (ii) the recitals contained in this Amendment shall be construed to be part of the operative terms and provisions of this Amendment.

5.10. Interpretation. Wherever the context hereof shall so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa. The headings, captions and arrangements used in this Amendment are for convenience only, shall not affect the interpretation of this Amendment, and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

5.11. Severability. In case any one or more of the provisions contained in this Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

5.12. Loan Documents. The Borrower acknowledges and agrees that this Amendment is a Loan Document.

5.13. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the date and year first above written.

BORROWER:	SOUTHCROSS ENERGY PARTNERS, L.P.

	By:	Southcross Energy Partners GP, LLC, its general partner

		By:	/s/ James W. Swent, III
Name: James W. Swent, III
Title: President and CEO

[Signature Page to Second Amendment to Term Loan Credit Agreement]

Each of the undersigned (i) consents and agrees to this Amendment, and (ii) agrees that the Loan Documents to which it is a party (including, without limitation, the Term Loan Guaranty and Collateral Agreement dated as of August 4, 2014, as applicable) shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms.

GUARANTORS:

SOUTHCROSS ENERGY FINANCE CORP.

SOUTHCROSS ENERGY OPERATING, LLC

SOUTHCROSS ENERGY GP LLC

SOUTHCROSS ENERGY LP LLC

SOUTHCROSS DELTA PIPELINE LLC

SOUTHCROSS ALABAMA PIPELINE LLC

SOUTHCROSS NUECES PIPELINES LLC

SOUTHCROSS PROCESSING LLC

FL RICH GAS SERVICES GP, LLC

T2 EF COGENERATION HOLDINGS, LLC

T2 EF COGENERATION LLC

	By:	/s/ James W. Swent, III
Name: James W. Swent, III
Title: President and CEO

SOUTHCROSS CCNG GATHERING LTD

SOUTHCROSS CCNG TRANSMISSION LTD.

SOUTHCROSS GULF COAST TRANSMISSION LTD.

SOUTHCROSS MISSISSIPPI PIPELINE, L.P.

SOUTHCROSS MISSISSIPPI GATHERING, L.P.

SOUTHCROSS MIDSTREAM SERVICES, L.P.

SOUTHCROSS MARKETING COMPANY LTD.

SOUTHCROSS NGL PIPELINE LTD.

SOUTHCROSS GATHERING LTD.

SOUTHCROSS MISSISSIPPI INDUSTRIAL GAS SALES, L.P.

	By:	Southcross Energy GP LLC, as general partner

		By:	/s/ James W. Swent, III
Name: James W. Swent, III
Title: President and CEO

FL RICH GAS SERVICES, LP

	By:	FL Rich Gas Services GP LLC, its general partner

		By:	/s/ James W. Swent, III
Name: James W. Swent, III
Title: President and CEO

[Signature Page to Second Amendment to Term Loan Credit Agreement]

GUARANTORS (CONTINUED):	FL RICH GAS UTILITY GP, LLC

	By:	/s/ James W. Swent, III
Name: James W. Swent, III
Title: President and CEO

FL RICH GAS UTILITY, LP SOUTHCROSS TRANSMISSION, LP

	By:	FL Rich Gas Utility GP, LLC, as general partner

		By:	/s/ James W. Swent, III
Name: James W. Swent, III
Title: President and CEO

[Signature Page to Second Amendment to Term Loan Credit Agreement]

LENDER:	BANK OF AMERICA, N.A., as a Lender

	By:	/s/ Margaret Sang
Name: Margaret Sang
Title: Vice President

[Signature Page to Second Amendment to Term Loan Credit Agreement]

LENDER:	Columbia Strategic Income Fund, a series of Columbia Funds Series Trust I., as a Lender

	By:	/s/ Jerry R. Howard
	Name:	Jerry R. Howard
	Title:	Assistant Vice President

[Signature Page to Second Amendment to Term Loan Credit Agreement]

LENDER:	COVE KEY MASTER FUND LP, as a Lender

By: Cove Key Fund GP LP, its general partner

By: Cove Key GP LLC, its general partners

	By:	/s/ Jeff Coviello
	Name:	Jeff Coviello
	Title:	Manager

[Signature Page to Second Amendment to Term Loan Credit Agreement]

LENDER:	COVE KEY BLUESCAPE HOLDINGS LP, as a Lender

By: Cove Key Fund GP LP, its general partner

By: Cove Key GP LLC, its general partners

	By:	/s/ Jeff Coviello
	Name:	Jeff Coviello
	Title:	Manager

[Signature Page to Second Amendment to Term Loan Credit Agreement]

LENDER:	HSBC Bank plc, as a Lender

	By:	/s/ Shumin Papaioannou
	Name:	Shumin Papaioannou
	Title:	Authorised Signatory

[Signature Page to Second Amendment to Term Loan Credit Agreement]

LENDER:	INVESTOR CREDIT MANAGEMENT US, as a Lender

	By:	/s/ David Endler
	Name:	David Endler
	Title:	Portfolio Manager

[Signature Page to Second Amendment to Term Loan Credit Agreement]

LENDER:	J.H. LANE PARTNERS MASTER FUND, LP., as a Lender

	By:	/s/ Haskel Ginsberg
	Name:	Haskel Ginsberg
	Title:	CFO

[Signature Page to Second Amendment to Term Loan Credit Agreement]

LENDER:	Logan Circle Partners, L.P. as investment adviser on behalf of:

Stichting Bedrijfstakpensionfonds Voor Het Beroepsvervoer Over De Weg

	By:	/s/ Dan Ross
	Name:	Dan Ross
	Title:	VP

[Signature Page to Second Amendment to Term Loan Credit Agreement]

LENDER:	METROPOLITAN LIFE INSURANCE COMPANY, as a Lender

By: MetLife Investment Advisors, LLC, its Investment Manager

	By:	/s/ Matthew McInerny
	Name:	Matthew McInerny
	Title:	Managing Director

[Signature Page to Second Amendment to Term Loan Credit Agreement]

LENDER:	METROPOLITAN PROPERTY AND CASUALTY INSURANCE COMPANY, as a Lender

By: MetLife Investment Advisors, LLC, its Investment Manager

	By:	/s/ Matthew McInerny
	Name:	Matthew McInerny
	Title:	Managing Director

[Signature Page to Second Amendment to Term Loan Credit Agreement]

LENDER:	Octagon Senior Secured Credit Master Fund Ltd.

	By:	Octagon Credit Investors, LLC, as Investment Manager, as a Lender

	By:	/s/ Michael B. Nechamkin
	Name:	Michael B. Nechamkin
	Title:	Senior Portfolio Manager

[Signature Page to Second Amendment to Term Loan Credit Agreement]

LENDER:	Octagon Investment Partners XIV, Ltd.

	By:	Octagon Credit Investors, LLC, as Collateral Manager, as a Lender

	By:	/s/ Michael B. Nechamkin
	Name:	Michael B. Nechamkin
	Title:	Senior Portfolio Manager

[Signature Page to Second Amendment to Term Loan Credit Agreement]

LENDER:	Octagon Investment Partners XV, Ltd.

	By:	Octagon Credit Investors, LLC, as Collateral Manager, as a Lender

	By:	/s/ Michael B. Nechamkin
	Name:	Michael B. Nechamkin
	Title:	Senior Portfolio Manager

[Signature Page to Second Amendment to Term Loan Credit Agreement]

LENDER:	Octagon Investment Partners XVI, Ltd.

	By:	Octagon Credit Investors, LLC, as Collateral Manager, as a Lender

	By:	/s/ Michael B. Nechamkin
	Name:	Michael B. Nechamkin
	Title:	Senior Portfolio Manager

[Signature Page to Second Amendment to Term Loan Credit Agreement]

LENDER:	Octagon Investment Partners XVII, Ltd.

	By:	Octagon Credit Investors, LLC, as Collateral Manager, as a Lender

	By:	/s/ Michael B. Nechamkin
	Name:	Michael B. Nechamkin
	Title:	Senior Portfolio Manager

[Signature Page to Second Amendment to Term Loan Credit Agreement]

LENDER:	Octagon Investment Partners 18-R, Ltd.

	By:	Octagon Credit Investors, LLC, as Collateral Manager, as a Lender

	By:	/s/ Michael B. Nechamkin
	Name:	Michael B. Nechamkin
	Title:	Senior Portfolio Manager

[Signature Page to Second Amendment to Term Loan Credit Agreement]

LENDER:	Octagon Investment Partners XIX, Ltd.

	By:	Octagon Credit Investors, LLC, as Collateral Manager, as a Lender

	By:	/s/ Michael B. Nechamkin
	Name:	Michael B. Nechamkin
	Title:	Senior Portfolio Manager

[Signature Page to Second Amendment to Term Loan Credit Agreement]

LENDER:	Octagon Investment Partners XX, Ltd.

	By:	Octagon Credit Investors, LLC, as Collateral Manager, as a Lender

	By:	/s/ Michael B. Nechamkin
	Name:	Michael B. Nechamkin
	Title:	Senior Portfolio Manager

[Signature Page to Second Amendment to Term Loan Credit Agreement]

LENDER:	Octagon Loan Funding Ltd.

	By:	Octagon Credit Investors, LLC, as Collateral Manager, as a Lender

	By:	/s/ Michael B. Nechamkin
	Name:	Michael B. Nechamkin
	Title:	Senior Portfolio Manager

[Signature Page to Second Amendment to Term Loan Credit Agreement]

LENDER:	Octagon Investment Partners XXI, Ltd.

	By:	Octagon Credit Investors, LLC, as Collateral Manager, as a Lender

	By:	/s/ Michael B. Nechamkin
	Name:	Michael B. Nechamkin
	Title:	Senior Portfolio Manager

[Signature Page to Second Amendment to Term Loan Credit Agreement]

LENDER:	Octagon Investment Partners XXII, Ltd.

	By:	Octagon Credit Investors, LLC, as Collateral Manager, as a Lender

	By:	/s/ Michael B. Nechamkin
	Name:	Michael B. Nechamkin
	Title:	Senior Portfolio Manager

[Signature Page to Second Amendment to Term Loan Credit Agreement]

LENDER:	Octagon Investment Partners 24, Ltd.

	By:	Octagon Credit Investors, LLC, as Collateral Manager, as a Lender

	By:	/s/ Michael B. Nechamkin
	Name:	Michael B. Nechamkin
	Title:	Senior Portfolio Manager

[Signature Page to Second Amendment to Term Loan Credit Agreement]

LENDER:	Octagon Investment Partners XXIII, Ltd.

	By:	Octagon Credit Investors, LLC, as Collateral Manager, as a Lender

	By:	/s/ Michael B. Nechamkin
	Name:	Michael B. Nechamkin
	Title:	Senior Portfolio Manager

[Signature Page to Second Amendment to Term Loan Credit Agreement]

LENDER:	Octagon Investment Partners 25, Ltd.

	By:	Octagon Credit Investors, LLC, as Collateral Manager, as a Lender

	By:	/s/ Michael B. Nechamkin
	Name:	Michael B. Nechamkin
	Title:	Senior Portfolio Manager

[Signature Page to Second Amendment to Term Loan Credit Agreement]

LENDER:	Baloise Senior Secured Loan Fund III

By: Octagon Credit Investors, LLC, as Sub Investment Manager, as a Lender

	By:	/s/ Michael B. Nechamkin
	Name:	Michael B. Nechamkin
	Title:	Senior Portfolio Manager

[Signature Page to Second Amendment to Term Loan Credit Agreement]

LENDER:	Octagon Investment Partners 33, Ltd.

	By:	Octagon Credit Investors, LLC, as Collateral Manager, as a Lender

	By:	/s/ Michael B. Nechamkin
	Name:	Michael B. Nechamkin
	Title:	Senior Portfolio Manager

[Signature Page to Second Amendment to Term Loan Credit Agreement]

LENDER:	Deutsche Bank (Cayman) Limited, as a Lender (solely in its capacity as trustee of The Canary Star Trust and its Sub-Trusts), as Trustee

By: DB USA Core Corporation

	By:	/s/ Howard Lee
	Name:	Howard Lee
	Title:	Assistant Vice President

	By:	/s/ Andrew MacDonald
	Name:	Andrew MacDonald
	Title:	Assistant Vice President

[Signature Page to Second Amendment to Term Loan Credit Agreement]

LENDER:	SOLUS OPPORTUNITIES IDF SERIES INTEREST OF THE SALI MULTI-SERIES FUND, L.P., as a Lender

By: Solus Alternative Asset Management LP, Its Investment Subadvisor

	By:	/s/ Gordon J. Yeager
	Name:	Gordon J. Yeager
	Title:	Executive Vice President

[Signature Page to Second Amendment to Term Loan Credit Agreement]

LENDER:	SOLUS LONG-TERM OPPORTUNITIES FUND MASTER, LP, as a Lender

By: Solus Alternative Asset Management LP, Its Investment Subadvisor

	By:	/s/ Gordon J. Yeager
	Name:	Gordon J. Yeager
	Title:	Executive Vice President

[Signature Page to Second Amendment to Term Loan Credit Agreement]

LENDER:	SOLA LTD, as a Lender

By: Solus Alternative Asset Management LP, Its Investment Subadvisor

	By:	/s/ Gordon J. Yeager
	Name:	Gordon J. Yeager
	Title:	Executive Vice President

[Signature Page to Second Amendment to Term Loan Credit Agreement]

LENDER:	SOLUS OPPORTUNITIES FUND 4 LP, as a Lender

By: Solus Alternative Asset Management LP, Its Investment Subadvisor

	By:	/s/ Gordon J. Yeager
	Name:	Gordon J. Yeager
	Title:	Executive Vice President

[Signature Page to Second Amendment to Term Loan Credit Agreement]

LENDER:	SOLUS OPPORTUNITIES FUND 5 LP, as a Lender

By: Solus Alternative Asset Management LP, Its Investment Subadvisor

	By:	/s/ Gordon J. Yeager
	Name:	Gordon J. Yeager
	Title:	Executive Vice President

[Signature Page to Second Amendment to Term Loan Credit Agreement]

LENDER:	SOLUS SENIOR HIGH INCOME FUND LP, as a Lender

By: Solus Alternative Asset Management LP, Its Investment Subadvisor

	By:	/s/ Gordon J. Yeager
	Name:	Gordon J. Yeager
	Title:	Executive Vice President

[Signature Page to Second Amendment to Term Loan Credit Agreement]

LENDER:	SOUND POINT CAPITAL MANAGEMENT, LP, as Investment Manager for and on behalf of the below listed entities

	By:	/s/ Kevin Gerlitz
	Name:	Kevin Gerlitz
	Title:	Authorized Signatory

Legal Entity
Sound Point CLO VI-R, Ltd.
Sound Point Credit Opportunities Master Fund, L.P.
Sound Point Senior Floating Rate Master Fund, L.P.
American Beacon Sound Point Floating Rate Income Fund, a series of American Beacon Funds
Kaiser Foundation Hospitals
Kaiser Permanente Group Trust
Sound Point Montauk Fund, L.P.
Neuberger Berman Alternative Funds – Neuberger Berman Absolute Return Multi-Manager Fund
PURE Insurance Company
Principal Funds, Inc. – Global Multi-Strategy Fund
Teamsters Pension Trust Fund of Philadelphia & Vicinity

[Signature Page to Second Amendment to Term Loan Credit Agreement]